                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 of U.S. Bancorp, and any and all amendments including post-effective amendments, and to file the same, with all exhibits thereto and other documents with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue of this Power of Attorney.

                    Signature                                 Title                            Date
       -------------------------------------    ---------------------------------       -------------------

       /s/  Jerry A. Grundhofer                 President, Chief Executive                July 24, 2001
       ------------------------------------     Officer and Director
       Jerry A. Grundhofer                      (principal executive officer)


       /s/  David M. Moffett                    Chief Financial Officer                   July 24, 2001
       ------------------------------------     (principal financial officer)
       David M. Moffett


       /s/  Terrance R. Dolan                   Senior Vice President                     July 24, 2001
       ------------------------------------     and Controller
       Terrance R. Dolan                        (principal accounting officer)


       /s/  Linda L. Ahlers                     Director                                  July 17, 2001
       ------------------------------------
       Linda L. Ahlers


       /s/  Victoria Buyniski Gluckman          Director                                  July 17, 2001
       ------------------------------------
       Victoria Buyniski Gluckman


                                                Director
       ------------------------------------
       Arthur D. Collins, Jr.


       /s/  Peter H. Coors                      Director                                  July 17, 2001
       ------------------------------------
       Peter H. Coors


       /s/  John C. Dannemiller                 Director                                  July 24, 2001
       ------------------------------------
       John C. Dannemiller


       /s/  Joshua Green III                    Director                                  July 24, 2001
       ------------------------------------
       Joshua Green III


       /s/  John F. Grundhofer                  Director                                  July 24, 2001
       ------------------------------------
       John F. Grundhofer


       /s/  J.P. Hayden, Jr.                    Director                                  July 24, 2001
       ------------------------------------
       J.P. Hayden, Jr.


       /s/  Roger L. Howe                       Director                                  July 24, 2001
       ------------------------------------
       Roger L. Howe


                                                Director
       ------------------------------------
       Thomas H. Jacobsen


       /s/  Delbert W. Johnson                  Director                                  July 24, 2001
       ------------------------------------
       Delbert W. Johnson


       /s/  Joel W. Johnson                     Director                                  July 24, 2001
       ------------------------------------
       Joel W. Johnson


       /s/  Jerry W. Levin                      Director                                  July 24, 2001
       ------------------------------------
       Jerry W. Levin


       /s/  Sheldon B. Lubar                    Director                                  July 24, 2001
       ------------------------------------
       Sheldon B. Lubar


                                                Director
       ------------------------------------
       Frank Lyon, Jr.


       /s/  Daniel F. McKeithan, Jr.            Director                                  July 24, 2001
       ------------------------------------
       Daniel F. McKeithan, Jr.


       /s/  David B. O'Maley                    Director                                  July 24, 2001
       ------------------------------------
       David B. O'Maley


       /s/  O'dell M. Owens, M.D.               Director                                  July 24, 2001
       ---------------------------
       O'dell M. Owens, M.D.


       /s/  Thomas E. Petry                     Director                                  July 24, 2001
       ------------------------------------
       Thomas E. Petry


       /s/  Richard G. Reiten                   Director                                  July 24, 2001
       ------------------------------------
       Richard G. Reiten


       /s/  S. Walter Richey                    Director                                  July 24, 2001
       ------------------------------------
       S. Walter Richey


                                                Director
       ------------------------------------
       Warren R. Staley


       /s/  Patrick T. Stokes                   Director                                  July 24, 2001
       ------------------------------------
       Patrick T. Stokes


       /s/  John J. Stollenwerk                 Director                                  July 24, 2001
       ------------------------------------
       John J. Stollenwerk